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                                                                  EXHIBIT 10(G)

                             AMENDMENT NO. 1 TO THE
                           THREE YEAR CREDIT AGREEMENT

                                                    Dated as of December 5, 2003

         AMENDMENT NO. 1 TO THE THREE YEAR CREDIT AGREEMENT among GOODRICH CORPORATION, a New York corporation (the "Company"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and CITIBANK, N.A., as agent (the "Agent") for the Lenders.

         PRELIMINARY STATEMENTS:

         (1) The Company, the Lenders and the Agent have entered into a Three Year Credit Agreement dated as of August 20, 2003 (the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

         (2) The Company and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

         SECTION 1. Amendment to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended by restating Section 5.01(f) in full to read as follows:

                  (f) Leverage Ratio. The Company will maintain a Leverage Ratio of not greater than 4.00 to 1 until March 30, 2004, 4.50 to 1 from March 31, 2004 through December 30, 2004, 4.25 from December 31, 2004 through March 30, 2005, 4.00 to 1 from March 31, 2005 through June 29, 2005, 3.75 to 1 from June 30, 2005 through September 29, 2005 and 3.50 to 1 from and after September 30, 2005.

         SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment executed by the Company and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

         SECTION 3. Representations and Warranties of the Company. The Company represents and warrants as follows:

                  (a) The Company:

                           (i) is a corporation duly organized, validly existing
                  and in good standing under the laws of its jurisdiction of incorporation;

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                           (ii) has all requisite power and authority and all
                  material licenses and permits necessary to own and operate its properties and to carry on its business as now conducted in each jurisdiction in which it currently conducts any material part of its business; and

                           (iii) is duly licensed or qualified and is in good
                  standing as a foreign corporation in each jurisdiction in which it currently conducts any material part of its business, wherein the nature of the business transacted by it or the nature of the property owned or leased by it makes such licensing or qualification necessary, other than failures to have good standing or obtain licenses or qualifications, which would not, individually or in the aggregate, create a Material Adverse Effect.

                  (b) This Amendment and the borrowing by the Company under the Credit Agreement, as amended hereby, and compliance by the Company with all of the provisions of the Credit Agreement, as amended hereby:

                           (i) are within the corporate powers of the Company;

                           (ii) will not violate any provisions of any material
                  law, court order or governmental authority or agency directive and will not conflict with or result in any breach of any of the material terms, conditions or provisions of, or constitute a default under the Certificate of Incorporation or By-laws of the Company or any material indenture or other material agreement or instrument to which the Company is a party or by which it may be bound or result in the imposition of any material Liens or encumbrances on any property of the Company; and

                           (iii) have been duly authorized by proper corporate
                  action on the part of the Company (no action by the shareholders of the Company being required by law, by the Certificate of Incorporation or By-laws of the Company or otherwise), executed and delivered by the Company and the Credit Agreement, as amended hereby, constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable in accordance with its respective terms.

                  (c) No material approval, consent or withholding of objection on the part of any regulatory body, state, Federal or local, is necessary in connection with the execution and delivery by the Company of this Amendment or the Credit Agreement, as amended hereby, or compliance by the Company with any of the provisions of this Amendment or the Credit Agreement, as amended hereby.

                  (d) There are no proceedings pending or, to the knowledge of the Secretary and the Treasurer of the Company, threatened against or affecting the Company or any Subsidiary in any court or before any governmental authority or arbitration board or tribunal which (i) could reasonably be expected to have a Material Adverse Effect, except as disclosed in the Company's most recent Form 10-Q or Form 10-K as filed with the Securities and Exchange Commission or except as otherwise disclosed in writing to the Agent and the Lenders prior to the date hereof or (ii) purports to affect the legality,


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         validity or enforceability of this Amendment or the Credit Agreement, as amended hereby.

         SECTION 4. Reference to and Effect on the Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

         (b) The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

         SECTION 5. Costs and Expenses The Company agrees to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

         SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

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         SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                                 GOODRICH CORPORATION

                                                 By____________________________
                                                    Title:

                                                 By____________________________
                                                    Title:

                                                 CITIBANK, N.A.,
                                                   as Agent and as a Lender

                                                 By____________________________
                                                    Title:

                                                 BANK OF AMERICA, N.A.

                                                 By____________________________
                                                    Title:

                                                 BANK ONE, NA

                                                 By____________________________
                                                    Title:

                                                 MERRILL LYNCH BANK USA

                                                 By____________________________
                                                    Title:

                                                 WACHOVIA BANK, NATIONAL
                                                   ASSOCIATION

                                                 By____________________________
                                                    Title:

                                                 JPMORGAN CHASE BANK

                                                 By____________________________
                                                    Title:


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                                                BANK OF MONTREAL

                                                By____________________________
                                                   Title:

                                                THE BANK OF NEW YORK

                                                By____________________________
                                                   Title:

                                                CREDIT LYONNAIS NEW YORK BRANCH

                                                By____________________________
                                                   Title:

                                                NATIONAL CITY BANK

                                                By____________________________
                                                   Title:

                                                CREDIT SUISSE FIRST BOSTON,
                                                  acting through its
                                                  Cayman Islands Branch

                                                By____________________________
                                                   Title:

                                                DEUTSCHE BANK AG NEW YORK BRANCH

                                                By____________________________
                                                   Title:

                                                By____________________________
                                                   Title:

                                                MELLON BANK, N.A.

                                                By____________________________
                                                   Title: